

First Financial Northwest, Inc.

December 2015

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III	President & Chief Executive Officer
Richard P. Jacobson	Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights


First Financial
Northwest Bank
unique. innovative. solutions.
FDIC

Company Highlights

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- **All time high stock price $13.61 – 11/30/15**
- All time low stock price $3.25 – 11/30/10
- Closing stock price $ 13.54 – 11/30/15

Community Bank:

First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington state chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 corridor in Western Washington, with a primary focus in King and Snohomish counties

- *Efficient Operations*
  - New contemporary/innovative office in Mill Creek, WA
  - Coming soon – New office in Edmonds, WA – Q1 2016

Key Data



Gene Coulon Memorial Park
Hampton Inn by Hilton
Hyatt Regency & Convention Center
Residence Inn by Marriott
SECO Business Park
NE PARK DR
NE PARK DR
I-405 FWY
I-405 FWY

Key Financial Ratios

	At or For the Quarter Ended				
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
	(Dollars in thousands, except per share data)				
Performance Ratios:					
Return on assets	1.01%	1.00%	0.96%	1.27%	1.21%
Return on equity	5.50	5.28	4.94	6.73	5.98
Equity-to-assets ratio	17.78	18.80	18.93	19.36	19.86
Interest rate spread	3.22	3.26	3.23	3.46	3.69
Net interest margin	3.38	3.42	3.40	3.61	3.84
Efficiency ratio	66.34	61.50	56.35	58.49	53.63
Noninterest expense as a percent of average assets	2.22	2.06	1.84	2.06	1.99
Capital Ratios: (1)					
Tier 1 leverage ratio	11.74%	11.70%	11.64%	11.79%	18.98%
Total capital ratio	17.83	18.52	18.59	19.56	29.18
Asset Quality Ratios: (2)					
Nonperforming assets as a percent of total assets	0.68%	0.72%	0.86%	1.13%	1.24%
ALLL as a percent of total loans	1.48	1.58	1.54	1.55	1.67
ALLL as a percent of nonperforming loans	417.70	439.05	392.68	783.50	741.73

(1) Capital ratios are for First Financial Northwest Bank only

(2) Loans are reported net of undisbursed funds.

Overview of WA Depositories

Ranked by Core ROAA

Financials as of September 30, 2015, unless otherwise noted

Rank	Company	City, State	Ticker	Total Assets ($mm)	Valuation (as of 11/19/15): Market Cap ($mm)	Valuation: Price / Tang. Book Value (%)	Valuation: Price / LTM EPS[2] (x)	LTM Profitability: NIM (%)	LTM Profitability: Eff. Ratio (%)	LTM Profitability: ROAA (%)	LTM Profitability: Core ROAA[3] (%)	LTM Profitability: Core ROATCE[3] (%)	Balance Sheet Ratios: TCE / TA (%)	Balance Sheet Ratios: Tier 1 Lev. (%)	Balance Sheet Ratios: Loan / Dep. (%)	Balance Sheet Ratios: NPAs / Assets (%)	Deposit Detail: LTM Cost of Deps (%)	Deposit Detail: Composition CDs (%)	Deposit Detail: Composition Nonint-Bearing (%)
All Washington Based Public & Private Banks & Thrifts																			
1	1st Security Bank of Washington	Mountlake Terrace, WA	FSBW	642	83	113	8.9	5.07	65	1.54	1.59	12.8	11.4	12.6	98	0.16	0.69	40.1	13.9
2	Cashmere Valley Bank	Cashmere, WA	CSHX	1,357	156	107	9.6	2.93	55	1.26	1.24	11.9	10.8	10.4	71	0.97	0.41	20.8	15.3
3	Columbia Banking System, Inc.	Tacoma, WA	COLB	8,756	1,999	237	19.9	4.42	59	1.07	1.17	12.1	10.1	10.3	79	0.61	0.04	6.4	46.3
4	Banner Corporation *	Walla Walla, WA	BANR	9,839	2,317	166	17.9	4.13	65	1.00	1.15	9.4	12.2	13.9	100	0.83	0.17	16.7	35.6
5	UniBank	Lynnwood, WA	-	272	-	-	-	3.81	63	1.11	1.05	8.1	11.6	15.1	77	2.59	1.01	33.7	26.8
6	Washington Federal, Inc.	Seattle, WA	WAFD	14,568	2,396	145	16.9	3.08	50	1.10	1.01	8.9	11.6	11.6	87	2.87	0.48	45.2	9.2
7	Baker-Boyer National Bank	Walla Walla, WA	BBBK	552	91	188	16.2	3.27	73	1.04	1.01	11.6	8.9	8.6	62	0.49	0.07	12.0	29.4
8	HomeStreet, Inc. *	Seattle, WA	HMST	5,032	515	105	9.7	3.62	83	0.91	0.99	10.9	8.9	9.9	92	1.74	0.37	21.7	21.1
9	Puget Sound Bank	Bellevue, WA	PUGB	456	60	140	15.8	3.98	63	0.97	0.97	9.9	9.5	12.9	83	0.10	0.37	8.0	48.3
10	Sound Banking Company	Tacoma, WA	-	49	-	-	-	4.88	69	1.49	0.97	9.8	10.0	9.4	88	1.07	0.37	16.5	40.9
11	Peoples Bancorp	Bellingham, WA	-	1,466	-	-	-	4.06	69	0.95	0.95	9.1	10.3	10.5	96	1.05	0.31	35.1	30.1
12	Heritage Financial Corporation	Olympia, WA	HFWA	3,595	571	168	17.4	4.27	66	1.01	0.95	10.0	9.8	10.6	79	1.18	0.18	14.3	25.0
13	Timberland Bancorp, Inc.	Hoquiam, WA	TSBK	816	84	101	12.1	3.80	69	1.07	0.91	8.8	10.3	10.8	90	3.35	0.31	22.7	20.8
14	W.T.B. Financial Corporation	Spokane, WA	WTBFB	5,069	485	107	11.2	3.46	66	0.90	0.90	10.0	8.9	10.0	83	0.73	0.11	8.5	39.5
15	Sound Community Bank	Seattle, WA	SFBC	502	54	103	13.5	4.17	70	0.89	0.89	8.6	10.4	10.2	104	1.46	0.62	38.0	12.0
16	State Bank Northwest	Spokane Valley, WA	-	128	-	-	-	4.97	74	1.35	0.88	7.9	10.4	11.0	88	2.82	0.53	31.0	33.2
17	First Financial Northwest, Inc.	Renton, WA	FFNW	984	186	107	22.5	3.44	62	1.06	0.87	4.6	17.8	18.6	103	5.41	0.85	59.6	4.5

Ranked by Tier 1 Leverage

Financials as of September 30, 2015, unless otherwise noted

Rank	Company	City, State	Ticker	Total Assets ($mm)	Valuation (as of 11/19/15): Market Cap ($mm)	Valuation: Price / Tang. Book Value (%)	Valuation: Price / LTM EPS[2] (x)	LTM Profitability: NIM (%)	LTM Profitability: Eff. Ratio (%)	LTM Profitability: ROAA (%)	LTM Profitability: Core ROAA[3] (%)	LTM Profitability: Core ROATCE[3] (%)	Balance Sheet Ratios: TCE / TA (%)	Balance Sheet Ratios: Tier 1 Lev. (%)	Balance Sheet Ratios: Loan / Dep. (%)	Balance Sheet Ratios: NPAs / Assets (%)	Deposit Detail: LTM Cost of Deps (%)	Deposit Detail: Composition CDs (%)	Deposit Detail: Composition Nonint-Bearing (%)
All Washington Based Public & Private Banks & Thrifts																			
1	Seattle Bank	Seattle, WA	-	188	-	-	-	3.70	97	0.52	0.08	0.3	24.4	24.5	98	9.05	0.61	34.3	19.1
2	Yakima Federal S&L Assc.	Yakima, WA	-	1,779	-	-	-	2.49	47	0.82	0.81	3.7	22.0	21.9	46	0.08	0.69	50.2	1.7
3	First Financial Northwest, Inc.	Renton, WA	FFNW	984	186	107	22.5	3.44	62	1.06	0.87	4.6	17.8	18.6	103	5.41	0.85	59.6	4.5

Interest Rate Risk

Net Interest Income Estimated Change at September 30, 2015 (per Q3 2015 10Q)

Basis Point Change in Rates	Net Interest Income	% Change
	(dollars in thousands)	
+300	$ 29,845	6.19%
+200	29,331	4.37
+100	28,752	2.31
Base	28,104	—
(100)	27,339	(2.72)

Local Economy



SECO Business Park

Employers

amazon

- 15,000 employees in the region

BOEING

- Renton – Home of the 737
- 42 planes built each month
- 2018 – 52 planes per month
- 70,000 employees in the region

COSTCO WHOLESALE

- 8,500 employees in the region

GroupHealth

- New Renton Campus (30 acres)
- Admin, Pharmacy Distribution, etc.
- Additional 2,400 jobs

IKEA

- 400,000sf Retail Center
- One of the largest in the US

FEDERAL RESERVE BANK OF SAN FRANCISCO 12 L INC. MAY 20, 1914

STARBUCKS COFFEE

- 11,000 employees in the region

SEATTLE SEAHAWKS

- Headquarters in Renton

Microsoft

- 40,000 employees in the region

NORDSTROM

- 6,000 employees in the region

PACCAR

- 180,000sf US Parts Distribution Center

SECO DEVELOPMENT, INC

- 350 room Hotel
- 40,000sf Conference Center
- Hyatt Regency
- 700,000+sf Business Park

Weyerhaeuser

- 10,000 employees in the region

Economic Activity



- King County population 2.1 million
- 8% increase from 2010



- Over 54% of Seattle residents with Bachelor's degrees
- 30.4% national average



- King County median house price $440k
  ⬆ 10.86% from 2014
- National median house price $182K
  ⬆ 10.34% from 2014



- Washington apartment vacancy rate 4.55%
- Development boom in South Lake Union
- National apartment vacancy rate 4.3%

UNEMPLOYMENT

- Washington unemployment rate 3.6% down from 9.6% in 2010
- National unemployment rate 5.0% down from 9.5% in 2010

Source: https://www.census.gov/newsroom

Top 100 Best Places to Live

in the United States

Liv 100 Rank	City, State	Livability Score	Econ Avg 50	Health Avg 47	Housing Avg 50	Civic Avg 50	Education Avg 39	Amenities Avg 46	Demo. Avg 50	Infrast. Avg 48
#14	Bellevue, WA	660	40	65	52	65	71	89	82	62
#46	**Renton, WA**	**632**	**73**	**67**	**76**	**34**	**51**	**68**	**80**	**58**
#47	Bellingham, WA	631	47	75	63	60	68	74	52	64
#55	Olympia, WA	629	53	58	77	70	51	66	60	68
#73	Kirkland, WA	619	49	68	53	63	63	75	63	61
#77	Redmond, WA	618	50	66	53	64	62	69	70	60

*Source – Livability.com – Top 100 Best Places to Live 2015 Best small to mid-sized cities in the U.S.

Management Team



Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	3	27
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	2	26
Simon Soh	SVP, Chief Lending Officer (FFNWB)	5	25
Ronnie Clariza	SVP, Chief Risk Management Officer	12	14
Dalen Harrison	SVP, Chief Deposit Officer (FFNWB)	1	32
Gregg DeRitis	FVP, Credit Administration (FFNWB)	<1	36

Current Performance Metrics



First Financial Northwest, Inc.

Consolidated Income Statements

Quarter Ended dollars in thousands

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Net Interest Income	$ 7,664	$ 7,568	$ 7,522	$ 7,997
Provision for Loan Losses	$ (700)	$ (500)	$ (100)	$ (1,200)
Net Interest Income after provision	$ 8,364	$ 8,068	$ 7,622	$ 9,197
Total Noninterest Income	$ 447	$ 357	$ 91	$ 156
Total Noninterest Expense	$ 5,381	$ 4,874	$ 4,290	$ 4,769
Income before Tax	$ 3,430	$ 3,551	$ 3,423	$ 4,584
Federal Income Tax	$ 984	$ 1,183	$ 1,194	$ 1,644
Net Income	**$ 2,446**	**$ 2,368**	**$ 2,229**	**$ 2,940**
Total Assets	**$ 984,069**	**$ 944,432**	**$ 955,004**	**$ 936,997**

First Financial Northwest, Inc.

Consolidated Income Statements

dollars in thousands

Year Ended December 31,						
		2014		2013		2012
Net Interest Income	$	32,448	$	31,013	$	29,220
Provision for Loan Losses	$	(2,100)	$	(100)	$	3,050
Net Interest Income after provision	$	34,548	$	31,113	$	26,170
Total Noninterest Income	$	498	$	891	$	974
Total Noninterest Expense	$	18,503	$	21,082	$	25,430
Income before Tax	$	16,543	$	10,922	$	1,714
Federal Income Tax	$	5,856	$	(13,543)	$	(999)
Net Income	**$**	**10,687**	**$**	**24,465**	**$**	**2,713**
Total Assets	**$**	**936,997**	**$**	**920,979**	**$**	**942,655**

Total Loan Portfolio

CRE Concentration 63% or
394.06%* of Adjusted Capital



CRE
$253,687,000
35%
Construction
$68,880,000
9%
Business & Consumer
$13,628,000
2%
Multifamily
$134,556,000
19%
1-4 Family
$255,536,000
35%

*Bank only

$726,287,000

Composition of Deposits

(in millions)

Excludes Bank-Owned and Brokered Deposits



9/30/2013
$27.4
4.4%
$19.1
3.1%
$146.8
23.7%
$425.8
68.8%
Checking
Savings
MMAs
CDs

Significant improvement in core deposits – less reliance on CD's



9/30/2014
$34.0
6.1%
$22.5
4.0%
$136.3
24.4%
$367.1
65.5%
Checking
Savings
MMAs
CDs



9/30/2015
$47.3
7.9%
$26.0
4.5%
$194.7
32.5%
$330.1
55.1%
Checking
Savings
MMAs
CDs

Cost of Funds



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Focus on reducing COF balanced with reducing exposure to future rising rates.
2.46% 2.46% 2.49% 2.48% 2.77%
1.62% 1.54% 1.50% 1.43% 1.25% 1.12% 1.08% 0.99% 0.92% 0.89% 0.96% 0.96% 0.95% 0.95% 0.95%
1.53% 1.43% 1.38% 1.30% 1.16% 1.09% 1.05% 0.97% 0.91% 0.87% 0.86% 0.88% 0.90% 0.90% 0.90%
0.79% 0.81% 0.84% 0.84% 0.87% 0.84% 0.86% 0.88% 0.88% 0.89%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015
Total COF
Deposit COF
FHLB Advances COF

Net Interest Income & NIM



Q2 2015 FDIC
WA State*
3.85% (median)
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1 2012 3.11% $7,710
Q2 2012 3.03% $7,261
Q3 2012 3.08% $7,211
Q4 2012 3.09% $7,038
Q1 2013 3.51% $7,389
Q2 2013 3.71% $7,805
Q3 2013 3.71% $7,745
Q4 2013 3.82% $8,074
Q1 2014 3.78% $8,054
Q2 2014 3.86% $8,178
Q3 2014 3.84% $8,219
Q4 2014 3.61% $7,997
Q1 2015 3.40% $7,522
Q2 2015 3.42% $7,568
Q3 2015 3.38% $7,664
NII
NIM

* Source: FDIC State Profile, Second Quarter - Washington

NIM Adjusted

	Q3 15	Q2 15	Q1 15
NII reported	7,664	7,568	7,522
less: earnings at FRB	(41)	(41)	(38)
add back brokered expense	307	307	253
NII adjusted	7,930	7,834	7,737
avg earning assets reported	900,306	888,167	898,074
brokered cds	(66,122)	(66,122)	(60,276)
	834,184	822,045	837,798
NIM adjusted	3.80%	3.81%	3.69%
NIM reported	3.38%	3.42%	3.40%

Efficient Operations


Q2 2015 FDIC Overhead to Avg. Assets (WA median%) 3.12%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
79%
78%
67%
69%
52%
56%
57%
54%
58%
56%
62%
66%
2.35%
2.64%
2.39%
2.41%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Efficiency Ratio
Noninterest Expense/Average Assets

* Source: FDIC State Profile, Second Quarter - Washington

Economies of Scale in the Banking Sector

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations.

Efficiency Ratio



80.0%
75.0
70.0
65.0
60.0
55.0
74.7%
59.5%
65.8%
60.6%
58.6%
61.0%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Noninterest Expense / Average Assets



3.20%
3.00
2.80
2.60
2.40
2.20
2.00
3.04%
2.05%
2.81%
2.59%
2.63%
2.55%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROAA



1.20%
1.10
1.00
0.90
0.80
0.70
0.60
1.06%
0.70%
0.90%
0.96%
1.10%
1.06%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROATCE



13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
9.1%
7.03%
10.16%
11.11%
12.08%
11.86%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Source: SNL Financial.
Note: Financial data as of most recent reported quarter. Excludes MHCs and Co-Ops.

Asset Quality

Nonperforming Loans & Assets as a Percent of Total Loans & Assets


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.24%
8.21%
6.92%
6.25%
5.76%
5.41%
Includes TDR's as reported by SNL
100% of TDRs are Performing Loans
3.42%
4.25%
0.59%
1.68%
0.20%
1.13%
0.40%
0.86%
0.37%
0.72%
0.36%
0.68%
2012
2013
2014
Q1 2015
Q2 2015
Q3 2015
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Delinquent Loans



Millions
$35
$30
$25
$20
$15
$10
$5
$-
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.50%
0.86%
0.74%
0.60%
0.60%
0.60%
$7
$23
$29
$2
$4
$6
$4
$1
$5
$1
$3
$4
$1.54
$2.41
$3.95
$1.62
$2.43
$4.05
2012
2013
2014
Q1 2015
Q2 2015
Q3 2015
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net

First Financial Northwest, Inc.

Internal Loan Portfolio Monitoring

- Q3 2015 scope:
  - 28 loans / $45MM (YTD = $152MM)
  - Focus on large borrowing relationships; delinquent property taxes; RR2-4 loans; Non-Res/MF
  - Vacancy and i-rate sensitivity analysis performed on each

Q3 2015 Loan Review Summary	
CRE > $3MM reviewed	2
CRE < $3MM reviewed	6
MF > $2MM reviewed	2
MF < $2MM reviewed	14
RR2 loans	0
RR3 loans	3
RR4 loans	25
Avg. LTV	60%
Avg. DSC	1.62x

Stock Performance / Shareholder Value

$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
4.00
5.68
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
12.46
12.09
12.55
13.54
Dec 2010
Mar 2011
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Jun 2015
Sep 2015
Oct 2015
Nov 2015

FFNW – Stock Price & Book Value

Jun 2011 – Nov 2015
End of Quarters (in dollars)


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
9.53
9.52
9.64
9.71
9.79
9.84
9.95
10.04
10.88
11.05
11.25
11.42
11.60
11.76
11.96
12.10
12.20
12.32
12.36
5.08
5.62
5.90
7.72
8.12
8.05
7.55
7.81
10.31
10.43
10.37
10.15
10.87
10.21
12.04
12.35
12.46
12.09
12.55
13.54
Jun 2011
Sep 2011
Dec 2011
Mar 2012
Jun 2012
Sep 2012
Dec 2012
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014
Mar 2015
Jun 2015
Sep 2015
Oct 2015
Nov 2015
Book Value
Stock Price

First Financial Northwest, Inc.

FFNW

Share Repurchases 2013 - 2015



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1,654,547
501,820
571,651
992,840
274,081
327,112
268,300
396,757
402,657
90,049
361,839
$9.93
$10.67
$10.84
$10.86
$10.91
$11.40
$12.00
$11.95
$12.37
$12.24
$12.60
Q2 2013
Q3 2013
Q4 2013
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Oct 2015
Nov 2015
Shares Purchased
Weighted Average Price

JAN 1, 2013 – NOV 30, 2015 REPURCHASED 5,841,653 TOTAL SHARES (or approx. 31%)
AT A WEIGHTED-AVERAGE PRICE OF $10.97

First Financial Total Return vs Peers and Broader Indices

LTM Total Return


FFNW 15.9 %
Western US Peers 14.4
KBW Regional Bank 17.6
S&P 500 5.6
25
20%
15
10
5
0
(5)
(10)
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
FFNW
Western US Peers
KRX
S&P 500

Valuation and Total Return Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$13.38	$6.00	$16.11	$4.63	$12.75	$6.80	$12.50	-	$89.45	$2,090
% of 52-wk High	97.3%	98.4%	99.4%	84.4%	92.0%	97.1%	90.9%	94.6%	95.8%	98.1%
P/TBV	1.09x	1.78x	1.82x	1.30x	1.07x	1.11x	1.08x[3]	1.20x	2.06x	9.86x
P/2016E Earnings[2]	18.5	18.4	13.8	15.0	–	–	–	15.0	16.0	17.6
Total Return Performance										
1-Week	6.6 %	7.0 %	12.3 %	(2.0)%	6.1 %	(2.9)	-	3.1 %	6.6 %	1.0 %
30-Day	1.7	4.8	8.8	2.1	6.8	-	-	3.5	5.4	6.2
3-Month	4.6	(0.2)	6.2	(1.5)	2.9	2.4	(9.1)	1.1	0.5	1.3
1-Year	15.9	21.0	17.7	11.1	24.0	3.9	NA	17.7	17.6	5.6
5-Year	265.4	22.4	120.9	109.2	237.9	73.0	52.8	91.1	85.8	90.4

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of November 27, 2015.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC.
(2) SNL Price/ EPS Estimate (2016).
(3) Tangible Book Value per Share as of 2014 (latest figure reported).

Strategic Initiatives

Strategic Initiatives

ONGOING:

- Applied for charter change – approved by the Board of Directors November 2015
- Continue repurchasing shares; current plan authorizes repurchasing shares through April 27, 2016.
- Effectively deploy capital and lower cost of funds by evaluating the following:
  - Grow organically
  - Acquisition of whole bank(s), branches, or earning assets
- Develop an efficient deposit gathering strategy while embracing technology in order to diversify deposit composition away from CDs
- Branch Expansion – Mill Creek office opened Q3 2015, Edmonds to open Q1 2016, exploring The Landing and strategically placed ATM's

Strategic Initiatives cont.

- Position the Bank to explore niche expansion opportunities
  1) Grow market share of the Chinese / American sector including EB-5 which no Seattle-based bank serves
  2) Expand other niche opportunities vacated by non-bank lenders
- Hire experienced lending teams to pursue / expand niche markets
- Regulatory relations – Quarterly updates: Federal Reserve San Francisco, FDIC, Washington DFI & FHLB – Recently Completed Exams: Safety & Soundness, Compliance, Fair Lending, CRA, and IT.

COMPLETED

- Core Processor conversion – Completed August 2015
- Name change – Implemented September 2015
- Implemented Wealth Management products and services via LPL Financial $15 million under management
- Two experienced Directors – August 2015


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